SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

September 12, 2007

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

AMAZON.COM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-22513	91-1646860
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

1200 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 266-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 12, 2007, the Company’s Board of Directors amended the Company’s Bylaws effective as of such date. The primary amendments revise the Bylaws’ provisions regarding (a) the ability to issue uncertificated shares; (b) the procedure for setting the number of directors; and (c) the timing and manner of notice of Board meetings and waivers of notice of Board meetings. The Company’s Amended and Restated Bylaws are attached as Exhibit 3.1 and the foregoing description is qualified by reference to the actual text of the amendments.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAZON.COM, INC. (REGISTRANT)

By:	/s/ L. Michelle Wilson
L. Michelle Wilson
Senior Vice President

Dated: September 17, 2007

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Bylaws of the Company

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